March 2015 Investor Presentation

2 Various statements herein and remarks today about Xerium's future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” anticipate”, and similar statements of a future or forward-looking nature identify forward-looking statements for the purposes of the federal securities laws or otherwise. Our actual results and stock price performance may differ materially from these forward-looking statements and estimates as a result of various important factors, including those discussed in our earnings press release dated March 3, 2015, which is posted in the Investor Relations section of our website at www.xerium.com, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2014, all of which are on file with the SEC and are also available in the investor relations section of our website at www.xerium.com under the heading "SEC Filings." In addition, market data about the production volumes of our end-users is no guarantee of future production levels. Last, any forward-looking statements which we make in this presentation or in remarks today, represent our views only as of today. We disclaim any duty to update any such forward looking statements. We also plan to discuss supplementary non-GAAP financial measures, such as Adjusted EBITDA, that we use internally, with our banks, and with our creditors to assess financial performance, and therefore, believe will assist you in better understanding our company. Reconciliations of these measures to the comparable GAAP numbers are available in our most recent earnings press release, in this presentation and in an additional reconciliation schedule, all of which are posted in the Investor Relations section of our website at www.xerium.com. Forward Looking Statements and Non-GAAP Reconciliations

3 Harold Bevis President, CEO, Director, Shareholder  Just completed 2nd year of multi-year turnaround of Xerium  30 years of experience with global manufacturing companies including 20 years of experience as a business leader with leadership assignments at GE and Emerson Electric, and 14 years of experience as a CEO, President and Director  Has worked in public companies for 15 years and private companies for 15 years  Has led 3 successful multi-year operational turnarounds and has started one company Management in Attendance  Has led 114 plants in 21 countries: Argentina, Australia, Austria, Brazil, Canada, China, Czech Republic, Finland, France, Germany, India, Italy, Japan, Malaysia, Mexico, Morocco, Russia, South Korea, Spain, United Kingdom, and in the United States  Has led 10 acquisitions, 3 divestitures, 8 greenfield plant startups, 28 plant expansions, 24 plant closures, and multiple joint ventures  Companies under his leadership have received over 26 industry awards and have patented over 300 new-to-world inventions  Has done many capital structure transactions including: capital leases, operating leases, factoring, secured bank lending, unsecured bank lending, bond offerings, covenant negotiations, asset pledges, equity pledges, restricted stock offerings, common stock offerings, restricted subsidiaries, unrestricted subsidiaries, initial public offerings, and agency ratings. Has led 2 complete reorganizations through bankruptcy court  Has received many personal awards including: GE Leadership Award; Booz | Allen | Hamilton Professional Excellence Award; General Dynamics Commendation of Merit Award; and Illinois Community Service Award for work with the Special Olympics  Author of ”Creating Sustainable Value as a CEO in the Manufacturing Industry” chapter in the book Driving Company Growth by Aspatore Books  Serve on Commercial Vehicle Group (NASDAQ: CVGI) Board of Directors, Audit Committee, Compensation Committee  Serve on State of North Carolina Chamber of Commerce – Manufacturing Council  Serve on City of Raleigh, North Carolina Chamber of Commerce - Board of Advisors  Earned a B.S. degree in Engineering from Iowa State University and an MBA degree from Columbia University

Xerium Overview

Machine Clothing



Roll Covers & SMART® Machine Automation



Mechanical Services



- 3 Primary Businesses
  - Machine Clothing
  - Roll Covers & SMART® Machine Automation
  - Mechanical Services
- 26 plants, 2 new plants under construction
- 28 plants, ~3,050 employees, 12 countries
- 406 patents, 101 new patents in process
- ~$540 million sales, 41% gross margins, 21% Adjusted EBITDA, ~$1.50 Adjusted EPS
- NYSE small cap stock - ~$240 million equity value
- Just completed 2nd year of multi-year turnaround
- Many structural changes have been made and resultant benefits not yet reflected in results

4

XERIUM

5 Xerium Has a Uniquely Integrated Portfolio of Products and Services to Optimize Machine Performance ✔ Self-contained sensor & automation system Rolls Machine Clothing Mechanical Services ✔ ✔ Analytics & Automation Industry’s most innovative & advanced rolls portfolio offering, more products than all the competition combined. Forming Fabrics Press Felts Dryer Fabrics Engineered Fabrics Nonwoven Fabrics Fiber Cement Felt Roll Rebuilds Suction Box Rebuilds Vibration Analysis Balancing, Fabrication Bearing, Journal Repair

6 Xerium Products Paper, Paperboard, Tissue, Pulp Production End Products Xerium Products Nonwoven Fabric Production End Products Xerium Products Siding & Roofing Production End Products Xerium Products Are Used to Make Everyday Products

Investment Highlights

- **Early Stages of Transformation with Two Years of Proven Success**
  - Expanded gross margins by nearly 600 basis points with 4% revenue growth over the past three years
  - Transitioning regional business model to global model, dual focus on both higher growth rates and lower cost:
    - 28 plants globally, 6 closed, more to go
    - 2 new plants being built, more to go
    - Main support functions are being centralized
    - 3 year cost savings will be ~$70 million by the end of 2015 ($48 million in the books)
  - New management team in place, headcount reduced while growing modestly
  - Focus shifting from heavy investment/heavy restructuring to heavy debt paydown and reaping the benefits of sales growth initiatives and repositioning assets

- **Balanced Approach Towards Capital Allocation**
  - Reinvesting in the business in a balanced manner
    - Near-term – restructuring, high payback cost-out capex
    - Mid-term – plant expansions for high growth products and services
    - Long term – greenfield plant locations
  - Majority of asset repositioning has been with machines already owned

- **Consumables Business Model, with Emerging Growth Products & Opportunities**
  - 100% of products are consumables with 22 new product introductions anticipated in 2015
  - Global footprint optimization will significantly improve competitiveness, lead times, cost
  - Longer-term top-line growth will be driven by new & currently underserved markets

7

XERIUM

8 Value Creation and Turnaround Plan Just Finished 2nd Year of 6 Year Plan Fix Core Business 1. Strong cost reduction by starting Operational Excellence programs & restructuring 2. Moderate sales growth but add $100 million of additional sales growth angles in new capacity & new product development 3. Significantly revamp innovation & new product pipeline 4. Settle legacy issues – largest was Brazil tax dispute for $25 million 5. Reinvest ongoing of Free Cash Flow, moderate deleverage 2013 - 2015 Strong Growth & Financials 2016 - 2018 1. Grow sales faster due to additional sales capacity and new product launches 2. Continue reducing costs via Operational Excellence 3. Cut spending and reinvestment more than 50%, trend back to maintenance level 4. Deleverage strongly 5. Acquire complementary businesses Main Characteristics  EBITDA has grown from $89 million in 2012 to $116 million in 2014, future growth will be much stronger than last 2 years  Innovation and new products on a rapid new-door-opening pace – 270 patents (Dec 2012) to 406 patents (Feb 2014), on its way to 500+  Have deleveraged from 4.5X to 4.0X, on way to below 2X Results So Far

9 Growth Markets Significant Investment & Repositioning Plan Machine Automation  Emerging countries  High-growth applications  New market segments  Accretive growth rates Mechanical Service  Secular shift to co-sourced service, machine refurbishment & upgrades  Accretive growth rates  Expansion of SMART® machine automation program  Desire for real-time, closed loop machine optimization  Accretive growth rates Legacy Machine Clothing and Rolls Business Cash Know-how

10 Spending Peaked in 2014 and Will Come Down in 2015 Capacity is Being Put in Place to Support Multiple Years of Growth 2013 2014 $59 m $65 m 2015 $59 m Maintenance of Business $15 m repairs, safety, quality, IT, R&D Cost Productivity Projects $7 m ~370 projects in the 27 plants Rolls & Service Expansion $10 m Turkey, Neenah, Griffin – all startup BaCheng PF Expansion $10 m Equipment payments, start-up Restructuring Projects $17 m Several big projects planned Highlights of 2015 Plan 1. Spending includes cash payments made in connection with restructuring activities and capital expenditures. 2. Spending will be netted down by building and land offset dispositions; and working capital improvements Notes:

11 Financial Results Have Been On-Plan, On-Guidance, and Progressively Moving Upwards 34.6% 37.4% 36.6% 35.1% 39.0% 38.1% 39.5% 36.7% 39.1% 39.6% 40.0% 40.3% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% 42.0% 44.0% % o f Sal es Operational Excellence Programs Working Gross Margin Improving 7.9% CAGR 40.3 36.0 36.9 38.3 35.8 35.7 34.9 35.0 34.9 35.4 34.2 32.8 32.0 34.0 36.0 38.0 40.0 42.0 MIllio n $ Lean SG&A Program Working SG&A Decreasing at 4.7% CAGR $18.8 $25.4 $24.4 $20.6 $29.1 $26.9 $27.2 $24.1 $25.7 $29.4 $31.5 $29.4 $14.0 $18.0 $22.0 $26.0 $30.0 $34.0 Mill io n $ EBITDA Benefiting from Higher Sales & Lower Costs Increasing at 14.2% CAGR 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 $126 $131 $130 $126 $134 $134 $130 $128 $128 $134 $135 $131 $120 $122 $124 $126 $128 $130 $132 $134 $136 $138 $140 Mill io n $ Sales Growth Programs Working Constant Currency Growth of 1.4% CAGR

12 Q4 Adjusted Earnings per Share were $0.43 – up 169% Full Year 2014 Adjusted Earnings per Share were $1.58 – up 29% (1) In 2014, the valuation allowance reversal has been included above as an add-back, given the unusual and infrequent nature of this item. In addition, the comparable amount for 2013 has also been included above as an add-back. Q4 TTM Per Share Amounts (basic and net of taxes) 2014 2013 Q4 2014 Q4 2013 Net Income $ 0.72 $ 0.22 $ (0.48) $ 0.27 Adjustments: Restructuring Expenses 0.10 0.35 0.87 0.88 Plant Start-up Costs 0.04 0.01 0.10 0.03 Brazil Tax Charge - - 1.49 - Valuation Allowance Reversal (0.43) (0.40) (0.43) (0.40) Goodwill Amortization - (0.03) - (0.13) Debt Extinguishment - - - 0.44 Inventory Write-off of Closed Facilities - 0.02 - 0.06 Non-restructuring Impairment - - - 0.04 FX (gain) loss - - 0.03 0.05 Basic Adjusted Earnings Per Share $ 0.43 $ 0.16 $ 1.58 $ 1.23

13 0 100 200 300 400 500 600 2007 2008 2009 2010 2011 2012 2013 2014 Nu m b e r o f S M A R T ® A ut o m at io n In s ta llat io n s SMART® Installations SMART® Machine Automation Installations Are Taking Off Just Beginning the Globalization of this Product SMART® is a machine automation solution • A high-end, self-contained, patented sensor/feedback kit that enables real-time machine optimization in critical performance areas of the machine. Previously this required customers to take costly machine downtime. • Strengthens customer loyalty and drives demand for Xerium’s complementary products 560 as of March 3, 2015

2015 Market Environment Expected to Be Like 2014

Stress in NA & EU Graphical Paper Markets; Growth in Asia, South America & Non-Paper

Xerium products are consumables with relatively short lifecycles:
- Median life for machine clothing is ~60 days
- Median life for rolls is ~1 year

Paper, Tissue, Containerboard, Pulp


MILK

- Global paper & board production to grow by 1.4%
- Graphical grades (globally)
  - Newsprint to decline 3.9%
  - P&W to decline 0.7%
- Tissue
  - Global growth of 3.8%
- Containerboard
  - Global growth of 1.8 – 2.8%
- Market Pulp
  - Global growth of 2.3%
- Asia
  - Total production to grow 2.8%
  - Tissue to grow 5.8%
  - Containerboard grades to grow 3 – 3.5%
- South America
  - Total production to grow 2.6%
  - Tissue to grow 4.3%
  - Packaging grades to grow 2.5 - 3%

Source: Numera Analytics,

Nonwoven Fabrics

- 2015 Global production to grow 8.2%



Source: Fredonia Group

Fiber Cement

- 2015 U.S production to grow 2.4%



Source: Fredonia Group

14

XERIUM

15 2.0% 0.1% 2.0% -1.2% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2014 vs 2013 World Demand by Grade "GDP" grades Digital subscription Emerging wealth grades bar width equates to grade mix size Pulp, Paper, Board and Tissue Market is Slowing Growing and Transforming Graphical Grades & Mature Markets Declining, GDP Grades & Emerging Markets Increasing -7.6% 99.0 99.5 100.0 100.5 101.0 101.5 102.0 102.5 103.0 103.5 104.0 Q1 Q2 Q3 Q4 World Demand by Quarter 2014 2012 2013 M ill io n t o n n e s 26.0 26.5 27.0 27.5 28.0 28.5 29.0 29.5 30.0 30.5 31.0 2012 2013 2014 1% World Production by Month M ill io n t o n n e s -1.1% 0.2% 0.6% 0.6% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% bar width equates to regional market size 2014 vs 2013 World Demand by Region

16 The Decline in Newsprint and Graphical Grade Paper is More than Offset by Growth in Other Grades – This Market Dynamic Will Last Several More Years Graphical Grades (-3.2) million tonnes - 2.7% GDP Grades 6.3 million tonnes + 2.7% Online and ecommerce-based activities drive a net larger usage of paper & board products. Packaging and boxboard grow while hard copy communication paper shrinks. Net Growth for the Industry! Source: Numera Analytics Global Production for All Paper & Board Products 2014 versus 2013

17 Sales Growth Programs New Products New Capacity TAD Tissue Fabric Machine Clothing China Machine Clothing Shoe Press Belts Machine Clothing SMART® Suction Rolls Turkey Rolls & Services Brazil Machine Clothing Nonwoven Machine Clothing Fiber Cement Machine Clothing USA Services Operational Excellence Productivity Plant Closures Waste Reduction Lean SG&A Cost Leadership Programs Benchmarking & Cost/Unit Target Setting North America Rolls & Services China Rolls & Services Strategy is Being Implemented by Specific, Measurable Programs 36 Programs Are Underway

18 Xerium is Building 2 New Plants – Its First in Over 30 Years Both Plants Open in Second Half 2015 New Machine Clothing Plant Ba Cheng, China New Roll and Service Plant Corlu, Turkey Construction is underway for the industry’s first major state-of-the art rolls production and mechanical services facility in Turkey. This new plant will provide Xerium’s most popular, patented rolls and service products. Construction is underway for Xerium’s flagship machine clothing plant in China. This new plant will provide Xerium’s most popular, patented machine clothing products. Slated for 2015 launch Slated for 2015 launch

19 Suction Box Completed Suction Roll Xerium is Expanding 2 Rolls and Service Plants Both Plants Open in Second Half 2015  Customers want specialized service from Xerium to refurbish & upgrade key machine components. Both plants open in 2nd half 2015.  There is a secular trend to co-source specialized service from 3rd parties versus performing these activities in-house.

Xerium Structurally Changed Its R&D Program to Achieve a Higher Level of New Products with the Same Spend Rate

- Objective: Expand available market and fill-in gaps in the product line
  - Annual budget is stable at ~$7 million
  - Technical team is ~175 people
- Prototyping has been automated
  - Upgraded pilot machine for fiber cement
  - Upgrading pilot machine for SMART® machine automation
  - Upgraded pilot forming fabric loom
  - Leading edge 3D Printer and CT Scanner
- Invention rate has dramatically increased
  - Xerium has 406 issued patents
  - And now has *101 pending applications!*
  - Many open new sales doors for ~350 person sales & service team


3D

3D Printer



CT Scanner Capability

20

XERIUM

21 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Innovation Program is Opening Many New Sales Doors for Xerium These Products are Expected to Drive Sales and Gross Margins Up TAD Tissue Product A 2-year new product development program for Through-Air-Dryer fabrics is nearing completion. Completes PMC product portfolio for the growing tissue market. Special high-end machine clothing belt for press rolls on high-demand press configurations. Currently in field validation phase. Shoe Press Belt SMART® Roll for Suction Press Applications A Xerium Gamechanger Paper, packaging and tissue makers can now view and manage nip conditions in suction roll applications. Field validation trials now in process. --- Examples --- Slated for 2015 launch Slated for 2015 launch Slated for 2015 launch

22  New management team has successfully delivered the 2nd year of a 6 year turn-around, and remains on track to continue its progression  Many fundamental and structural changes have been made to legacy business model and practices  ~$4 billion accessible global market is large and growing, and Xerium has deployed a multi-pronged approach to participate in that growth – and new areas  Xerium’s sales and orders have been growing faster than the market, and its sales programs will accelerate in second half 2015  Xerium is implementing sales growth programs for both new products and focused capacity investments that will benefit 2016 and beyond  Xerium becomes cash generative in second half 2015 and begins to pay down debt  Xerium has an attractive list of business development ideas Xerium Executive Summary

Thank You!